------------------------------------------------------------------------------



                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported) May 30, 2001


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 2001, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2001-12, Mortgage Pass-Through Certificates, Series 2001-12).


                                  CWMBS, INC.
         -----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


   Delaware                          333-51332                   95-4596514
-----------------------------      -----------------        -----------------
(State of Other Jurisdiction      (Commission              (I.R.S. Employer
    of Incorporation)             File Number)            Identification No.)



                  4500 Park Granada
                  Calabasas, California                          91302
          -----------------------------------               ----------------
                (Address of Principal                            (Zip Code)
                 Executive Offices)



       Registrant's telephone number, including area code (818) 225-3240
                                                          ----- --------


------------------------------------------------------------------------------

------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


         On May 30, 2001, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of May 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as seller and as master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2001-12.






















----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated January 10, 2001 and the Prospectus Supplement dated May 24, 2001, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2001-12.

         Mortgage Loan Statistics
         ------------------------

         The following tables describe by loan group the characteristics of the mortgage loans in that loan group as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans in that loan group. The sum of the columns may not equal the respective totals due to rounding.





                                 Loan Group I

                                Mortgage Rates(1)

-----------------------------------------------------------------------------------------
Mortgage Rates (%)      Number of               Aggregate Principal         Percent of
                        Mortgage Loans          Balance Outstanding       Loan Group 1
-----------------------------------------------------------------------------------------
             6.500                   1            $     96,113.03             0.03%
             6.625                   1            $    322,500.00             0.10%
             6.750                   5            $  2,296,216.19             0.73%
             6.875                  25            $ 10,432,501.44             3.31%
             7.000                  47            $ 18,248,561.89             5.79%
             7.125                  65            $ 25,741,306.67             8.17%
             7.250                 115            $ 44,279,390.85            14.05%
             7.375                 119            $ 50,568,607.78            16.05%
             7.500                 133            $ 52,847,051.42            16.77%
             7.625                 100            $ 46,436,982.87            14.74%
             7.750                  53            $ 23,761,813.76             7.54%
             7.875                  36            $ 14,249,423.81             4.52%
             8.000                  20            $  8,278,913.54             2.63%
             8.125                  13            $  4,993,298.87             1.58%
             8.250                   7            $  3,381,953.27             1.07%
             8.375                   7            $  2,574,612.60             0.82%
             8.500                   4            $  1,296,889.38             0.41%
             8.625                   4            $  1,219,875.96             0.39%
             8.750                   2            $  2,276,297.83             0.72%
             8.875                   2            $    873,848.08             0.28%
             9.000                   1            $    344,311.83             0.11%
             9.750                   1            $    591,315.86             0.19%

Grand Total                        761            $315,111,786.93           100.00%





---------
(1) The lender acquired mortgage insurance mortgage loans in loan group 1 are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans in loan group 1 (as so adjusted) is expected to be approximately 7.480% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans in loan group 1 is expected to be approximately 7.490% per annum.





                   Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------------
Current Mortgage         Number of           Aggregate Principal        Percent of
Loan Amount              Mortgage Loans      Balance Outstanding        Loan Group 1
-------------------------------------------------------------------------------------
$ 50,001 -    $100,000                3         $ 207,325.70               0.07%
$100,001 -    $150,000                2         $ 204,819.73               0.06%
$150,001 -    $200,000                2         $ 332,648.61               0.11%
$200,001 -    $250,000                3         $ 720,000.00               0.23%
$250,001 -    $300,000               83      $ 24,072,350.54               7.64%
$300,001 -    $350,000              209      $ 68,168,140.90              21.63%
$350,001 -    $400,000              178      $ 67,141,323.82              21.31%
$400,001 -    $450,000               94      $ 40,114,144.52              12.73%
$450,001 -    $500,000               63      $ 29,981,932.06               9.51%
$500,001 -    $550,000               33      $ 17,401,207.60               5.52%
$550,001 -    $600,000               23      $ 13,364,532.25               4.24%
$600,001 -    $650,000               35      $ 22,258,041.08               7.06%
$650,001 -    $700,000                4       $ 2,677,788.33               0.85%
$700,001 -    $750,000                5       $ 3,658,661.49               1.16%
$750,001-   $1,000,000               17      $ 15,825,213.07               5.02%
$1,000,001- $1,500,000                6       $ 7,343,657.23               2.33%
$1,500,001- $2,000,000                1       $ 1,640,000.00               0.52%

Grand Totals                        761     $ 315,111,786.93             100.00%



---------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans in loan group 1 is expected to be approximately $414,075.94.



                  Documentation Program for Mortgage Loans



------------------------------------------------------------------------------------
                         Number of          Aggregate Principal        Percent of
Type of Program          Mortgage Loans     Balance Outstanding        Loan Group 1
------------------------------------------------------------------------------------
Alternative                         263         $105,162,148.82              33%
Full                                347         $147,993,544.74              47%
Reduced                             128         $ 52,606,360.37              17%
Streamline                           23         $  9,349,733.00               3%

Grand Total                         761         $315,111,786.93             100%







                      Original Loan-to Value Ratios(1)(2)

------------------------------------------------------------------------------------
Original Loan-to         Number of          Aggregate Principal        Percent of
Value Ratios (%)         Mortgage Loans     Balance Outstanding        Loan Group 1
------------------------------------------------------------------------------------
50.00 and below                      36         $ 17,410,233.14               5.53%
50.01 to 55                          22         $  9,767,592.32               3.10%
55.01 to 60                          40         $ 20,247,707.01               6.43%
60.01 to 65                          40         $ 18,050,496.68               5.73%
65.01 to 70                          78         $ 33,549,812.03              10.65%
70.01 to 75                         155         $ 66,637,177.59              21.15%
75.01 to 80                         310         $122,693,594.93              38.94%
80.01 to 85                          13         $  4,781,615.58               1.52%
85.01 to 90                          39         $ 12,960,598.48               4.11%
90.01 to 100                         28         $  9,012,959.17               2.86%

Grand Total                         761        $ 315,111,786.93             100.00%




---------

(1) The weighted average original Loan-to-Value Ratio of the mortgage loans in Loan group 1 is expected to be approximately 72.81%.

(2) Does not take in account any secondary financing on the mortgage loans in loan group 1 that may exist at the time of origination.






                State Distribution of Mortgaged Properties (1)

------------------------------------------------------------------------------------
                         Number of          Aggregate Principal        Percent of
State                    Mortgage Loans     Balance Outstanding        Loan Group 1
------------------------------------------------------------------------------------
California                          471        $ 197,689,143.06              62.74%
Colorado                             36        $  14,172,422.69               4.50%
Florida                              19        $   8,444,488.88               2.68%
Illinois                             17        $   7,008,772.40               2.22%
New York                             17        $   7,527,654.11               2.39%
Texas                                28        $  10,269,907.13               3.26%
Other                               173        $  69,999,398.66               22.21%

Grand Total                         761        $ 315,111,786.93              100.00%


---------

(1) The Other row in the preceding table includes 34 other states and the District of Columbia with under 2% concentrations individually.








                          Purpose of Mortgage Loans


------------------------------------------------------------------------------------
                         Number of          Aggregate Principal        Percent of
Property Type            Mortgage Loans     Balance Outstanding        Loan Group 1
------------------------------------------------------------------------------------
Cash-Out Refinance                  217         $ 91,699,632.35              29.10%
Purchase                            310        $ 125,586,247.71              39.85%
Rate/Term Refinance                 234         $ 97,825,906.87              31.04%

Grand Total                         761        $ 315,111,786.93             100.00%








                        Types of Mortgaged Properties

------------------------------------------------------------------------------------
                         Number of          Aggregate Principal        Percent of
Loan Purpose             Mortgage Loans     Balance Outstanding        Loan Group 1
------------------------------------------------------------------------------------
2-4 Units                             3         $  1,217,500.00               0.39%
Low-rise Condo                       28         $ 10,277,221.17               3.26%
Manufactured/Mobile Housing           2         $    578,409.24               0.18%
PUD                                 185         $ 76,982,803.27              24.43%
Single Family Residence             543         $226,055,853.25              71.74%

Grand Total                         761        $ 315,111,786.93             100.00%







                                Occupancy Type(1)

------------------------------------------------------------------------------------
                         Number of          Aggregate Principal        Percent of
Occupancy Type           Mortgage Loans     Balance Outstanding        Loan Group 1
------------------------------------------------------------------------------------
Investment                            3         $    729,650.91                  0%
Owner Occupied                      740         $306,945,358.56                 97%
Second/Vacation Home                 18         $  7,436,777.46                  2%

Grand Total                         761         $315,111,786.93                100%




---------
(1) Based upon representations of the related Mortgagors at the time of origination.






                     Remaining Term to Maturity(1)


------------------------------------------------------------------------------------
Remaining Term           Number of          Aggregate Principal        Percent of
to Maturity (months)     Mortgage Loans     Balance Outstanding        Loan Group 1
------------------------------------------------------------------------------------
360                                 592        $ 246,702,314.50              78.29%
359                                  97        $  39,662,541.72              12.59%
358                                  38        $  15,243,437.30               4.84%
357                                  10        $   4,046,457.15               1.28%
356                                   5        $   2,016,644.36               0.64%
355                                   3        $     929,654.50               0.30%
352                                   1        $     422,605.64               0.13%
350                                   1        $     261,189.29               0.08%
349                                   1        $     469,607.44               0.15%
348                                   1        $     396,173.33               0.13%
345                                   1        $     590,407.93               0.19%
300                                   5        $   1,617,000.00               0.51%
240                                   5        $   2,075,050.00               0.66%
239                                   1        $     678,703.77               0.22%

Grand Total                         761        $ 315,111,786.93             100.00%





---------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 1 is expected to be approximately 358 months.




                                 Loan Group 2



                                Mortgage Rates(1)


-------------------------------------------------------------------------------
                      Number of          Aggregate Principal      Percent of
Mortgage Rates        Mortgage Loans     Balance Outstanding      Loan Group 2
-------------------------------------------------------------------------------
  6.000                       2              $   633,200.00               0.33%
  6.375                       9              $ 2,688,176.45               1.38%
  6.500                      33             $ 11,690,122.78               6.02%
  6.625                      25              $ 7,716,335.48               3.97%
  6.750                      79             $ 32,115,176.23              16.53%
  6.875                      93             $ 32,823,375.47              16.89%
  7.000                      73             $ 28,153,605.15              14.49%
  7.125                      52             $ 19,595,736.95              10.08%
  7.250                      46             $ 17,514,534.88               9.01%
  7.375                      38             $ 13,478,976.37               6.94%
  7.500                      27              $ 8,075,426.30               4.16%
  7.625                      13              $ 3,255,796.06               1.68%
  7.750                      16              $ 2,536,063.96               1.30%
  7.875                      22              $ 3,874,936.81               1.99%
  8.000                      12              $ 2,279,614.04               1.17%
  8.125                       8              $ 1,619,267.47               0.83%
  8.250                      14              $ 2,570,800.53               1.32%
  8.375                       5              $ 1,508,181.78               0.78%
  8.500                       8              $ 2,202,841.73               1.13%

Grant Total                 575            $ 194,332,168.44             100.00%



---------
(1) The lender acquired mortgage insurance mortgage loans in loan group 2 are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans in loan group 2 (as so adjusted) is expected to be approximately 7.070% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans in loan group 2 is expected to be approximately 7.070% per annum.


                   Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Current Mortgage      Number of          Aggregate Principal      Percent of
Loan Amounts          Mortgage Loans     Balance Outstanding      Loan Group 2
-------------------------------------------------------------------------------
$    0     -   $ 50,000      28              $ 1,103,689.33               0.57%
$   50,001 -   $100,000      66              $ 4,846,418.33               2.49%
  $100,001 -   $150,000      45              $ 5,532,371.50               2.85%
  $150,001 -   $200,000      18              $ 3,101,369.50               1.60%
  $200,001 -   $250,000       9              $ 1,980,872.41               1.02%
  $250,001 -   $300,000      26              $ 7,501,412.56               3.86%
  $300,001 -   $350,000     109              $35,480,966.08              18.26%
  $350,001 -   $400,000      83              $31,271,145.60              16.09%
  $400,001 -   $450,000      55              $23,384,231.98              12.03%
  $450,001 -   $500,000      46              $21,941,821.33              11.29%
  $500,001 -   $550,000      22              $11,591,075.84               5.96%
  $550,001 -   $600,000      25              $14,561,121.60               7.49%
  $600,001 -   $650,000      23              $14,675,114.03               7.55%
  $650,001 -   $700,000       3              $ 2,095,522.09               1.08%
  $700,001 -   $750,000       1              $   712,500.00               0.37%
  $750,001 - $1,000,000      15              $13,057,320.33               6.72%
$1,000,001 - $1,500,000       1              $ 1,495,215.93               0.77%

Grand Total                 575            $ 194,332,168.44             100.00%



---------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans in loan group 2 is expected to be approximately $337,968.99.





                   Documentation Program for Mortgage Loans


-------------------------------------------------------------------------------
Type of               Number of          Aggregate Principal      Percent of
Program               Mortgage Loans     Balance Outstanding      Loan Group 2
-------------------------------------------------------------------------------
Alternative                 128             $ 46,069,393.44       23.71%
Full                        158             $ 63,962,347.90       32.91%
No Income                    46              $ 6,019,725.55        3.10%
Reduced                     217             $ 71,801,274.16       36.95%
Streamline                   26              $ 6,479,427.39        3.33%

Grand Total                 575            $ 194,332,168.44      100.00%





                      Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Original Loan-to-     Number of          Aggregate Principal      Percent of
Value Ratios (%)      Mortgage Loans     Balance Outstanding      Loan Group 2
-------------------------------------------------------------------------------
50.00 and below              62              $ 24,585,367.06             12.65%
50.01 to 55                  29              $ 10,759,404.23              5.54%
55.01 to 60                  43              $ 16,122,102.63              8.30%
60.01 to 65                  40              $ 17,290,082.52              8.90%
65.01 to 70                  60              $ 23,983,296.28             12.34%
70.01 to 75                 101              $ 37,029,495.97             19.05%
75.01 to 80                 184              $ 55,357,970.39             28.49%
80.01 to 85                  11              $  2,709,556.95              1.39%
85.01 to 90                  20              $  3,797,720.34              1.95%
90.01 to 100                 25              $  2,697,172.07              1.39%

Grand Total                 575              $194,332,168.44            100.00%


---------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans in loan group 2 is expected to be approximately 67.49%.

(2) Does not take in account any secondary financing on the mortgage loans in loan group 2 that may exist at the time of origination.



                State Distribution of Mortgaged Properties(1)


-------------------------------------------------------------------------------
                      Number of          Aggregate Principal      Percent of
State                 Mortgage Loans     Balance Outstanding      Loan Group 2
-------------------------------------------------------------------------------
Alabama                           11       $ 4,552,287.70            2.34%
Arizona                           14       $ 5,347,329.65            2.75%
California                       168      $ 69,110,480.14           35.56%
Colorado                          20       $ 7,919,037.29            4.08%
Florida                           28       $ 6,394,947.67            3.29%
Illinois                          18       $ 5,947,787.29            3.06%
Massachusetts                     17       $ 5,291,749.01            2.72%
Michigan                          18       $ 5,277,594.88            2.72%
New Jersey                        17       $ 6,378,766.27            3.28%
New York                          21       $ 5,245,379.41            2.70%
Ohio                              20       $ 5,759,414.86            2.96%
Texas                             42      $ 13,165,499.11            6.77%
Utah                              10       $ 5,006,435.03            2.58%
Other                            171      $ 48,935,460.13           25.18%

Grand Total                      575     $ 194,332,168.44          100.00%





---------
(1) The Other row in the preceding table includes 31 other states totaling 31 with under 2% concentrations individually.



                          Purpose of Mortgage Loans


-------------------------------------------------------------------------------
                      Number of          Aggregate Principal      Percent of
Loan Purpose          Mortgage Loans     Balance Outstanding      Loan Group 2
-------------------------------------------------------------------------------
Cash-Out Refinance           192         $ 59,015,968.27             30.37%
Purchase                     138         $ 41,269,841.04             21.24%
Rate/Term Refinance          245         $ 94,046,359.13             48.39%

Grand Total                  575        $ 194,332,168.44            100.00%



                        Types of Mortgaged Properties


-------------------------------------------------------------------------------
                      Number of          Aggregate Principal      Percent of
Property Type         Mortgage Loans     Balance Outstanding      Loan Group 2
-------------------------------------------------------------------------------
2-4 Units                    13              $  2,099,731.39           1.08%
Hi-rise Condo                 2              $    366,854.04           0.19%
Low-rise Condo               20              $  6,302,253.79           3.24%
PUD                         107              $ 40,886,136.41          21.04%
Single Family Residence     433              $144,677,192.81          74.45%

Grand Total                 575              $194,332,168.44         100.00%




                              Occupancy Types(1)


-------------------------------------------------------------------------------
                      Number of          Aggregate Principal      Percent of
Occupancy             Mortgage Loans     Balance Outstanding      Loan Group 2
-------------------------------------------------------------------------------
Investment                   13              $ 1,003,329.27          0.52%
Owner Occupied              543            $ 185,746,888.05         95.58%
Second/Vacation Home         19              $ 7,581,951.12          3.90%

Grand Total                 575            $ 194,332,168.44        100.00%




(1) Based upon respresentation of the related mortgagors at the time of origination.




                   Remaining Term to Maturity (months)(1)


-------------------------------------------------------------------------------
Remaining Term to     Number of          Aggregate Principal      Percent of
Maturity (months)     Mortgage Loans     Balance Outstanding      Loan Group 2
-------------------------------------------------------------------------------
   180                        280           $ 99,765,634.00           51.34%
   179                        171           $ 63,203,002.70           32.52%
   178                         87           $ 24,584,909.71           12.65%
   177                          9           $  2,283,232.44            1.17%
   176                          2           $    259,705.24            0.13%
   174                          2           $     81,513.86            0.04%
   173                          4           $    565,537.67            0.29%
   172                          2           $    133,203.77            0.07%
   171                          2           $    356,411.17            0.18%
   169                          1           $    304,059.05            0.16%
   166                          1           $     66,972.60            0.03%
   161                          1           $     92,102.19            0.05%
   120                          5           $  1,131,950.00            0.58%
   119                          3           $    823,633.50            0.42%
   118                          3           $    474,744.47            0.24%
   110                          1           $     64,880.23            0.03%
    47                          1           $    140,675.84            0.07%

Grand Total                   575           $194,332,168.44          100.00%



(1) As of the cut-off date the weighted average remaining term to maturity of the mortgage loans in loan group 2 is expected to be approximately 178 months.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

                                  SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CWMBS, INC.


                                                     By: /s/ Celia Coulter
                                                        ----------------------
                                                        Celia Coulter
                                                        Vice President



Dated: June 15, 2001